                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information of Fund American Enterprises Holdings, Inc. and its subsidiaries ("Fund American") is being presented in connection with Fund American's purchase, on August 18, 1998, of all the outstanding common stock of Folksamerica Holding Company, Inc. and its subsidiaries ("Folksamerica") that it did not previously own (the "Transaction").

The accompanying unaudited pro forma condensed combined income statement of Fund American for the nine month period ended September 30, 1998 (the "pro forma income statement") present the results for Fund American as if the Transaction had occurred as of January 1, 1998. The pro forma income statement does not purport to represent what Fund American's results of operations actually would have been had the Transaction in fact occurred as of the date indicated, or to project Fund American's results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that Fund American currently believes are reasonable under the circumstances. The unaudited pro forma financial information should be read in conjunction with: (i) Fund American's Annual Report on Form 10-K for the year ended December 31, 1997; (ii) Fund American's Quarterly Report on Form 10-Q for the three and nine month periods ended September 30, 1998; (iii) the separate historical financial statements of Folksamerica as of June 30, 1998 and for the three and six month periods ended June 30, 1998 (previously filed); and (iv) the separate historical financial statements of Folksamerica as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 (previously filed).

The pro forma adjustments and pro forma combined amounts are provided for informational purposes only. Fund American's financial statements will reflect the actual effects of the Transaction only from the date the Transaction occurred. The pro forma adjustments contained herein assume that the tax rate is 35%, the maximum Federal statutory rate for corporations.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                INCOME STATEMENT
                            (in millions of dollars)



     A. Pro forma adjustment to eliminate Folksamerica's results of operations for the period from August 18, 1998 to September 30, 1998, the period during which Folksamerica was a consolidated subsidiary of Fund American.

     B. Pro forma adjustment to eliminate Fund American's equity in earnings of Folksamerica and preferred stock dividends received from January 1, 1998 to September 30, 1998.

     C. Pro forma adjustment to reflect a reduction in net investment income earned on the portion of short-term investment balances deemed to have partially financed the Transaction ($27.0 million). The consolidated pro forma income information assumes that the annualized yield on short-term investments used to partially fund the Transaction was 5.50% for the period from January 1, 1998 to August 18, 1998.

     D. Pro forma adjustment to reflect additional interest expense associated with the monies borrowed under Fund American's existing debt arrangements ($50.0 million) to partially fund the Transaction. The consolidated pro forma income information assumes that the annualized applicable interest rate on such indebtedness was 6.04% for the period from January 1, 1998 to August 18, 1998.

     E. Pro forma adjustment to reflect the amortization of the net change in goodwill and the related incremental deferred credit associated with the Transaction ($7.9 million) for the period from January 1, 1998 to August 18, 1998. Fund American's amortization period is expected to be five years.

     F.  Adjustment to reflect the income tax effects of B, C and D above.

                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



                                                                   (in millions of dollars)

                                                                                     Pro Forma Adjustments
                                                                                 -----------------------------
                                                         Fund                                       for the     Pro Forma
      REVENUES                                          American   Folksamerica  Eliminations [A]  Transaction   Combined
                                                        --------   ------------  ----------------  -----------  ---------
    Net written premiums ..........................      $149.5       $163.6          $(24.7)                    $288.4
    Change in unearned insurance premiums .........        (1.4)        18.1            (4.2)                      12.5
                                                         -------      -------         -------       -------      -------

      Earned insurance premiums ...................       148.1        181.7           (28.9)          --         300.9

    Earnings from unconsolidated ins affiliates ...        20.1         --                            (5.6)[B]     14.5
    Other ins operations revenues .................         7.7         --                                          7.7

    Gross mortgage servicing revenue ..............        59.6         --                                         59.6
    Amortization and impairment of servicing ......       (52.3)        --                                        (52.3)
    Gain on financial instruments .................        22.3         --                                         22.3
                                                         -------      -------         -------       -------      -------

      Net mortgage servicing revenue ..............        29.6         --               --            --          29.6

    Net gain on sales of mortgages ................        63.9         --                                         63.9
    Gain on sale of mortgage servicing ............        10.4         --                                         10.4
    Other mortgage servicing revenues .............        21.9         --                                         21.9

    Net investment income .........................        79.2         38.0            (6.3)         (0.9)[C]    110.0
                                                         -------      -------         -------       -------      -------

 TOTAL REVENUES ...................................      $380.9     $   219.7        $ (35.2)       $ (6.5)      $558.9
                                                         -------      -------         -------       -------      -------
                                                         -------      -------         -------       -------      -------

EXPENSES

    Ins losses and loss adj expenses ..............      $102.6     $   132.4       $ (21.8)                     $213.2
    Compensation and benefits .....................        89.1           9.1          (1.3)                       96.9
    Insurance and reinsurance acquisition expenses         27.5          53.8          (8.6)                       72.7
    Interest expense ..............................        60.7           2.8          (0.5)           1.9 [D]     64.9
    General expenses ..............................        52.0          (2.8)          0.4           (1.0)[E]     48.6
                                                         -------      -------         -------       -------      -------
TOTAL EXPENSES ....................................       331.9         195.3         (31.8)           0.9        496.3
                                                         -------      -------         -------       -------      -------
PRETAX OPERATING EARNINGS .........................        49.0          24.4          (3.4)          (7.4)        62.6
                                                         -------      -------         -------       -------      -------
Net realized investment gains .....................        65.8           8.1           --             --          73.9
                                                         -------      -------         -------       -------      -------
PRETAX EARNINGS ...................................       114.8          32.5          (3.4)          (7.4)       136.5

Income tax provision ..............................        42.3           7.8          (0.5)          (2.1)[F]     47.5
                                                         -------      -------         -------       -------      -------
NET INCOME ........................................        72.5          24.7          (2.9)          (5.3)        89.0

Other comprehensive income, after tax .............       (35.6)         14.0          (3.6)           --         (25.2)
                                                         -------      -------         -------       -------      -------
COMPREHENSIVE NET INCOME ..........................      $ 36.9        $ 38.7         $(6.5)        $ (5.3)      $ 63.8
                                                         -------      -------         -------       -------      -------
                                                         -------      -------         -------       -------      -------
Less preferred stock dividends ....................        (2.8)         (3.5)                         3.5 [B]     (2.8)
                                                         -------      -------         -------       -------      -------
Net income applicable to common stock .............      $ 69.7        $ 21.2         $(2.9)        $ (1.8)      $ 86.2
                                                         -------      -------         -------       -------      -------
                                                         -------      -------         -------       -------      -------

Comprehensive net income applicable to common stock      $ 34.1        $ 35.2         $(6.5)        $ (1.8)      $ 61.0
                                                         -------      -------         -------       -------      -------
                                                         -------      -------         -------       -------      -------


Basic earnings per common share:
    Net income ....................................      $ 11.86                                                 $ 14.67
    Comprehensive net income ......................         5.81                                                   10.38

Diluted earnings per common share:
    Net income ....................................      $ 10.61                                                 $ 13.13
    Comprehensive net income ......................         5.18                                                    9.28
